Fees Summary	Jun. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 62,100,000.00
Previously Paid Amount	6,905.00
Total Fee Amount	8,576.01
Total Offset Amount	0.00
Net Fee	$ 1,671.01